UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 18, 2010

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike,

Bedford, Massachusetts 01730

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 18, 2010, GSI Group Inc. (the “Company”) issued a press release announcing its preliminary operating results with respect to the quarter and first nine months ended October 1, 2010. A copy of this press release is attached hereto as Exhibit 99.1. The information contained therein shall be deemed “furnished” by the Company, and not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated November 18, 2010.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — Certain of the statements contained in this report and Exhibit 99.1 attached hereto, including, without limitation, statements as to management’s good faith expectations and belief, are forward-looking statements. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effects of future developments on the Company will be those anticipated by management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

GSI Group Inc.

By:	/s/ Glenn E. Davis
Glenn E. Davis
Principal Financial Officer

Date: November 18, 2010

EXHIBIT INDEX

99.1	Press Release dated November 18, 2010.